EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ZEEZOO SOFTWARE CORP. (the "Company") on Form 10-QSB for the period  ended July 31, 2008 as filed with the  Securities and Exchange Commission on the date hereof (the "Report"),  I, Brian Lukian, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

Date: September 12, 2008	By:	/s/ Brian Lukian
Brian Lukian
Chief Financial Officer